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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 March 21, 2003

         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Commission File Number 0-1088

                              KELLY SERVICES, INC.

      ---------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

              DELAWARE                                          38-1510762
---------------------------------                          ---------------------
   (State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                           Identification No.)


                 999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

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                    (Address of principal executive offices)
                                   (Zip Code)

                                 (248) 362-4444

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              (Registrant's telephone number, including area code)



























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Item 5.           Other Events
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                  Kelly Services, Inc. today released updated earnings estimates for the first quarter of 2003. A copy of the press release is attached as exhibit 99.1 herein.


























































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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    KELLY SERVICES, INC.

Date:  March 21, 2003

                                    /s/ William K. Gerber
                                    William K. Gerber

                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Principal Financial Officer and
                                    Principal Accounting Officer)

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                                  EXHIBIT INDEX

                Exhibit No.

                  99.1     -     Registrant's press release dated March 21, 2003